INVESTMENT AND OTHER REVENUE	6 Months Ended
Jun. 30, 2022
Revenue [abstract]
INVESTMENT AND OTHER REVENUE	COMMERCIAL PROPERTY REVENUE
The components of commercial property revenue are as follows:

	Three months ended Jun. 30,		Six months ended Jun. 30,
(US$ Millions)	2022	2021	2022	2021
Base rent	$768	$870	$1,580	$1,718
Straight-line rent	5	15	7	25
Lease termination	2	12	12	45
Other lease income(1)	152	145	322	304
Other revenue from tenants(2)	258	242	519	477
Total commercial property revenue	$1,185	$1,284	$2,440	$2,569
(1)Other lease income includes parking revenue and recovery of property tax and insurance expenses from tenants.
(2)Consists of recovery of certain operating expenses from tenants which are accounted for in accordance with IFRS 15, Revenue from Contracts with Customers.

As a result of pandemic-related closures and restrictions, certain of the partnership’s tenants, primarily in the Core Retail segment, requested rental assistance, in the form of either a deferral or rent reduction. Lease concessions granted in response to the pandemic are accounted for as a lease modification and are recognized prospectively over the remaining lease term when they become legally enforceable. In the current period, the partnership granted abatements of $4 million and $9 million for the three and six months ended June 30, 2022, respectively (2021 - $20 million and $56 million), primarily related to prior year rents in response to tenants impacted by the pandemic.
INVESTMENT AND OTHER REVENUE
The components of investment and other revenue are as follows:

	Three months ended Jun. 30,		Six months ended Jun. 30,
(US$ Millions)	2022	2021	2022	2021
Investment income	$48	$49	$428	$74
Fee revenue	62	59	136	119
Dividend income	25	48	33	59
Interest income and other	23	9	47	19
Other	—	15	—	15
Total investment and other revenue	$158	$180	$644	$286